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                                                                     EXHIBIT 4.1
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
COMMON STOCK                                                                                           COMMON STOCK
   NUMBER                                                RESTRAC                                           SHARES


THIS CERTIFICATE IS TRANSFERABLE                       RESTRAC, INC.                          SEE REVERSE FOR CERTAIN DEFINITIONS
IN HARTFORD, CT AND NEW YORK, NY    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE               CUSIP 76126W 10 8


THIS CERTIFIES THAT



is the owner of

               FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF THE COMMON STOCK OF

RESTRAC, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

                /s/ Rachael Shanahan                    [RESTRAC, INC.                  /s/ Lars D. Perkins
                --------------------                     CORPORATE SEAL                 -------------------
                Secretary                                1993 DELAWARE]                 President and Chief
                                                                                        Executive Officer


COUNTERSIGNED AND REGISTERED:
                FLEET NATIONAL BANK
                        TRANSFER AGENT AND REGISTRAR
BY
                                AUTHORIZED SIGNATURE

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                                 RESTRAC, INC.

        The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with rights
          of survivorship and not as
          tenants in common                     UNIF GIFT MIN ACT - ............Custodian...............
                                                                        (Cust)               (Minor)
                                                                      Under Uniform Gifts to Minors
                                                                        Act........................
                                                                                  (State)

                   Additional abbreviations may also be used though not in the above list.

        For value received, ___________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- ---------------------------------------

- ---------------------------------------


- ---------------------------------------------------------------------------------------------------------------------------------
                         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

- ---------------------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------- Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------------------------------------------------------ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      --------------------------------------


                                        --------------------------------------------------------------------------------------------
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                                                THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT,
                                                OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



By:
- -----------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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